# 7th Annual LD Micro Invitational

June 6, 2017 2:30 pm PDT

Bob Graham, Chairman, CEO
John Bluher, CFO

Next Generation Cyber Defense

www.BlackRidge.us

BlackRidge TECHNOLOGY

# Introduction

- Enterprises and government agencies are under repeated cyber attack.
- Attacks range in scope from distributed denial of service (DDoS) attacks, which are designed to shut down systems, to elaborate stealth efforts, which are designed to live undetected in the infrastructure and steal intellectual property or other sensitive data.



CLIENTS
Mobile Clients
POS Terminals
SCADA Controllers
Supply Chain Providers
Any Critical Endpoints
Tactical Systems
THREATS
VPN Vulnerabilities
Certificate Substitution
Hidden Proxies
Scanning
SERVICES
Data Centers
Management Control Planes
Proprietary Applications
Critical Networks
Cloud Resources
Any Critical Services

# Why We are So Vulnerable

**Relying on existing security technologies to defend clouds and computing infrastructure has proven to be an ineffective in stopping a determined, sophisticated attacker.**

- Network reconnaissance, a key step in cyber attacks, uses vulnerability scanners to probe networks and the devices attached to them.
- Vulnerability/port scanners attempt to establish TCP/IP connections to various network ports
- Network-attached devices reveal information about their characteristics simply by responding to these TCP/IP connection requests.

**Information is being leaked, even in the presence of firewalls includes the existence and identity of servers and network applications.**

- This information is exposed because each network-connected device must establish a TCP/IP connection before performing any client authentication.
- It is this design flaw of TCP/IP that enables scanning tools to identify what network applications are present and to develop the "weaponization" and attack the systems

# BlackRidge Stops Attacks at the Earliest Possible Time



Increasing risk & cost to contain & remediate
Pre-compromise
Compromise
Post-compromise
Reconnaissance
Weaponization
Delivery
Exploitation
Installation
Command & Control
Actions on Intent
➢ Attacker research
➢ Create malware
➢ Phish or similar attack
➢ Malware
➢ Operations of
➢ Attacker control of system
➢ Lateral movement and exfiltration of data

***Cyber Kill Chain*** - Sequential chain of events in order to successfully complete its targeted mission ~ Lockheed Martin CIRT

# Experienced Team

## Leadership Team

**Bob Graham,** *CEO & Founder*
- CEO or Senior Executive at DEC, Adaptec, Sun

**John Hayes,** *CTO & Founder*
- Co-Founder Alteon WebSystems. Inventor of TAC, 8 patents

**John Bluher,** *CFO*
- Public Company experience, Lehman brothers. SEC

**Bruce Fingles,** *SVP Operations*
- CIO Xsigo, CIO/SVP Micromuse, IDS/IDMS security startups

**Doug Laird,** *SVP Engineering*
- CEO/Co-founder CSwitch, EVP/Co-founder Transmeta, Sun, LSI

**Mike Miracle**, *SVP Marketing & Strategy*
- CMO SevOne, VP CorpDev VERITAS; R&D HP, AT&T Bell Labs

**Tony Sager,** *CTO Commercial*
- IBM Distinguished Engineer, Brocade Distinguished Architect

**Jay Wright,** *Corporate Counsel*

## Board and Key Advisors

**Robert Lentz**
- Former DoD Asst. Sec. of Cyber

**Tom Bruderman**
- PE Manager; Former Fidelity

**Allen Kosowsky**
- CPA firm; Former E&Y

**Bob Zahm**
- Former Partner/Sr. Exec Accenture

**Dell Dailey**
- Former State Dept Head of Counterterrorism; LTG Special Ops

**Whitfield Diffie**
- Crypto expert; PKI Co-Inventor

**Frank Fanzilli**
- Former Global CIO, Credit Suisse

**Mark Graff**
- Former NASDAQ CISO

**Rhett Hernandez**
- Former LTG Army Cyber

**Tim Murphy**
- Former Deputy Director FBI

**Steve Solazzo**
- Former IBM GM Global Enterprise

# BlackRidge Transport Access Control (TAC)

- BlackRidge addresses the TCP/IP network vulnerability that is exploited in 100% of cyber attacks
  - BlackRidge authenticates identity and enforces security policy on the first packet, before a network session is established
- BlackRidge isolates and protects servers and applications
  - Stops port scans and network attacks
  - Provides ROI and reduces risk
  - Addresses network segmentation for compliance



TCP/IP
Network Session Packet Flow
Port Scans and attacks occur during TCP/IP Session setup
Session Setup
Data Transfer
time
time
BlackRidge First Packet Authentication™ stops attacks at the earliest possible time.
Current security products start after network sessions are established.

BlackRidge is like "Caller ID for the Internet."

# BlackRidge Unique Value Proposition

**Reduced System Cost**

- TAC reduces equipment acquisition costs by reducing the use of deep packet inspection and the expensive hardware deep packet inspection requires.
- Securing the transport layer with TAC results in the reduction of unauthenticated traffic and provides an additional security layer against malware, DDoS attacks, and unauthenticated users.

**Reduced Network Traffic Load**

- TAC is complementary to existing network and security topologies.
- It is lightweight, transparent, and does not add significantly to system latency.
- Using TAC can remove 99.999% of unauthenticated TCP/IP traffic, which in some cases can comprise 70% or more of all sessions being processed by a firewall.

**Reduced Compliance Cost**

- TAC provides improved compliance to organizations. All requests can be logged. These logs can provide the data needed to support regulatory requirements and requirements associated with internal compliance audits.

# Comparison of Network Security Capabilities

| Feature or Capability | Transport Access Control | Segmentation Firewalls | Next Generation Firewalls | NAC / 802.1x | VPNs |
|---|---|---|---|---|---|
| First Packet Authentication (pre-connection setup) | Yes | No | No | No | No |
| End-to-End Identity and Attribution | Yes | No | No | Limited to same LAN segment only | No (identity ends with tunnel termination) |
| Identity-based Policy | Yes | No | Limited | Yes | Yes |
| Multiple Enforcement Points | Yes | Yes | Yes | No | No |
| Requires Hardware Acceleration | No | No | Yes | No | Yes – for scalability |
| Source NAT Tolerant | Yes | Yes | Yes | N/A | Limited (uses NAT to provide VPN address) |
| DoS Attack Protection | Yes | No | Limited | No | No |
| Supports In System Middle Boxes | Yes | Yes | Yes | No | No |
| Encrypted Data Payload Tolerant | Yes | Yes | Limited | N/A | N/A |
| Resource Application Identity | Yes (future) | No | No | No | No |
| Trusted Resource Host | Yes (future) | No | Limited | Limited (on same LAN segment only) | No |
| Topology Learning | Yes (future) | No | No | No | No |
| End-to-End Trust | Yes (future) | No | No | Limited (on same LAN segment only) | No |

# Go to Market Plan:
# Commercial Entry and Government Expansion

- Leverage DoD as innovator and IBM as early adopter
  - DoD and IBM provides market credibility and initial paths to market
  - Sell direct and with partners to government and enterprises (Financial, Insurance, and Education initially)
  - First International Reseller agreement with Crimson Logic in Singapore to cover Southeast Asia and Middle East
  - Cloud service provider and Blockchain partnerships in progress for 2H2017 offerings
  - Channel strategy in development by ex-CISCO/VMware head of channels

- DoD/Army cyber programs restarted in 2016
  - First DoD new projects budget passed in five years
  - DISA in 2nd phase of testing for DoD Approved Product List
  - Government key advisors and channel partners such as Arrow IMMIX in place
  - First $1M order in Q3 to protect Army network in Korea - $20M total opportunity

- Strong roadmap and development team in place
  - Major new releases in 2016 (IBM, Splunk, cloud gateways) and 2017 (endpoints)

IBM
Business Partner IBM Ready for Security Intelligence
SOFTLAYER
CrimsonLogic
AWS
vmware
U.S. ARMY
DEFENSE INFORMATION SYSTEMS AGENCY

# Market Validation and References

- Government – three year pipeline
  - DoD/DISA – DOD UC Approved Products List in Q2; NATO BOA
  - DoE/NREL – Smart Grid Cybersecurity Testbed
  - Pragmatics – integrated into FedRamp certified cloud offering
- Commercial – three year pipeline
  - IBM – z Systems security partner, customer, and go to market channel
  - Marist – protect college network, IBM Cloud, SDN and live cyber attack research
  - Large Bank, Credit Union - PoCs completed for 2017 purchase
  - Crimson Logic – customer and SE Asia channel partner
  - Alliance Technology Group – integrated solution and pipeline of 25 opportunities
- Technology Partners
  - IBM and Marist – development, testing and new markets (Blockchain)
  - Ciena - Blue Planet partner and SDN/NFV control plane
  - Splunk – Enterprise Security App available in SplunkBase
  - AWS Market Place – available in Q3
  - VMware Solution Exchange – available in marketplace today

# BlackRidge Corporate Profile

- BlackRidge Technology International, Inc. (OTC:BB "BRTI")
- Corporate Headquarters – Reno, NV
- Engineering Offices – San Jose, Reno, and Poughkeepsie (NY)
- 25 FTE, 15 independent contractors; 6 FTE management

- March 2107 -- BlackRidge completes reverse merger into Grote Molen, (OTC:GROT), a fully reporting, 9 year old operating public company with IP assets, revenues and EBITDA -- never quoted
- March through May 2017 Filings: Super 8K, 10K, Q1 2107 10Q, Proxy, S-8; Complete APA to sell Grote assets to Grote founders and take control of Grote management and merge cap tables
- June 2017 - FINRA approves change of name from Grote to BlackRidge Technology International, Inc.
- June 2017 – DTC eligible, FINRA issues new ticker (OTC:BB "BRTI")
- June 2017 -- BRTI starts trading OTC under BRTI and market makers start quoting

**BlackRidge will begin trading June 15th**

**Expected float by July 1 will be 2-4 MM shares**

BlackRidge TECHNOLOGY

# BlackRidge – Key Metrics

- Cash on hand of $2.5MM with a current monthly burn of $400,000
- BlackRidge has been raising capital to grow the company from a research and development company to a full sales organization with sales, training and support personnel in each channel
  - $3.5MM capital raised at $.45 per share and a $.60 warrant
  - $10MM available at this level
- Sales revenues will start in Q3 2017 with $4-5MM expected for 2017
- COGS are 8-10% with gross margins in the 90% range -Net Margins 65-70%
- BlackRidge will scale the company and grow the engineering and sales staff as we accelerate sales in all channels
- Current valuation is $51MM – market comparables have value at $75-125MM by YE with current revenue projection

# Balance Sheet and Capitalization Table

| BLACKRIDGE PROFORMA BALANCE SHEET | May 31, 2017 |
|---|---|
| **ASSETS** | |
| **Current Assets:** | |
| Cash | 2,074,740 |
| Accounts Receivable | 7,860 |
| Prepaid Expenses | 433,525 |
| Total Current assets | 2,516,125 |
| Intangible Assets, net | 6,118,508 |
| **Total Assets** | 8,634,633 |
| **LIABILITIES AND STOCKHOLDERS' DEFICIT** | |
| **Current Liabilities** | |
| Accounts Payable | 717,488 |
| Accrued Interest | 1,447,459 |
| Wages Payable | 404,581 |
| Deferred Revenue | 16,643 |
| Notes Payable, Short Term | 69,221 |
| Current portion of Long Term Debt | 400,000 |
| Convertible Notes, Short Term | 3,996,810 |
| **Total Current Liabilities** | 7,052,202 |
| Contingent Liability | 37,500 |
| Notes payable, Long Term | 633,324 |
| **Total Liabilities** | 7,723,026 |
| **Stockholders' Equity** | |
| Preferred Stock | 3,784 |
| Common Stock | 52,663 |
| Additional Paid-In Capital | 38,381,654 |
| Accumulated Deficit | (37,581,494) |
| Subscription Payable | 55,000 |
| **Total Stockholders' Equity** | 911,607 |
| **Total Liabilities and Stockholders' Equity** | 8,634,633 |

| BLACKRIDGE PRO FORMA CAP TABLE | COMMON SHARE EQUIVALENTS |
|---|---|
| Common Stock Outstanding | 32,027,244 |
| Series A Dilutive | 37,838,180 |
| Wages & Payables RSUs to be issued (1) | 20,635,960 |
| Outstanding warrants and options | 30,068,132 |
| | 120,569,516 |

(1) Employees will be required to agree to receive RSUs in lieu of compensation.

# Patent Portfolio

## Strategy

- BlackRidge focuses on developing patent protection for products it develops and for products and features that are anticipated.
- The granted patents focus on the communication of identity tokens at the network layer (6,973,496, 8,346,951), combining Identity authentication at different security layers (8,281,127, 8,635,445), insuring the integrity of token authentication (8,572,697) and using identity to select amongst a set of trusted resources (9,118,644).
- The pending applications focus on extending the above protections (13/987,747, 14/544,987, 14/998,645), using network identity in a firewall (14/545,988), making network routing policy decisions using identity (14/999,317) and detecting tampering of hardware and software systems (13/199,050).
- As of release 3.0, our products use the technology described in patents 6,973,496, 8,346,951 and 8,572,697 as well as technology described in some of our pending applications. As we continue to add products and features, we will be incorporating technology described in additional patents and applications.

## Granted Patents

- **Concealing a Network Connected Device** US Patent number 6,973,496, Patent Application U.S. Ser. No. 10/094,425. Filed 5 March 2002, Granted 6 December 2005, 1 Claim
- **Method for Digital Identity Authentication** US Patent number 8,281,127, Patent Application U.S. Ser. No. 12/658,113. Filed 1 February 2010, Granted 2 October 2012, 20 Claims
- **Method for First Packet Authentication** US Patent number 8,346,951, Patent Application U.S. Ser. No. 11/242,637. Filed 30 Sept 2005, Granted 1 January 2013, 25 Claims
- **Method for Statistical Object Identification** US Patent number 8,572,697, Patent Application U.S. Ser. No. 13/373,586. Filed 18 November 2011, Granted 29 October 2013, 43 Claims
- **Method for Digital Identity Authentication** US Patent number 8,635,445, Patent Application U.S. Ser. No. 13/573,077. Filed 16 August 2012, Granted 21 January 2014, 23 Claims
- **Method for Directing Requests to Trusted Resources** US Patent number 9,118,644, Patent Application U.S. Ser. No. 13/573,238. Filed 30 August 2012, Granted 25 August 2015, 27 Claims

## Published Pending Applications

- **Method for Statistical Object Identification** Patent Application U.S. Ser. No. 13/987,747, filed 27 August, 2013, continuation-in-part of Patent 8,572,697

# Disclaimer and Contacts

## SEC –Forward Looking Statement

This document was prepared by BlackRidge Technology, and may contain forward-looking statements, which involve known and unknown risks, uncertainties, and other factors, which may cause Blackridge's actual results, performance, or achievements to be materially different from future results expressed or implied by the forward looking statements contained herein. Some of the risks which may cause Blackridge's performance to differ from the forecasted results include, but are not limited to, delays in technology development, delays or cancellations of pending purchase orders or other revenue, higher than expected costs, actions taken by creditors or vendors of the company (including litigation) which are not expected and changes in the overall market for cybersecurity software products. The company may face additional risks that we have not listed. We undertake no obligation to update any forward-looking statements after the date of such statements.

## Corporate Contact and Access

Robert Graham, Chairman, CEO
bgraham@blackridge.us
408-309-3520

John H. Bluher, CFO
jbluher@blackridge.us
310-560-4484